UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2016

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas		77024
(Address of Principal Executive Offices)		(Zip Code)

Registrants’ telephone number, including area code: (713) 579-9100

N/A

(Former names or former addresses if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2016, Cobalt International Energy, Inc. (the “Company”) and its subsidiary, Cobalt International Energy, L.P. (“Cobalt L.P.,” and together with the Company, “Cobalt”), entered into an amendment (the “Amendment”) to its drilling contract (the “Contract”) for the Rowan Reliance drillship with Rowan (UK) Reliance Limited, an affiliate of Rowan Companies plc (“Rowan”). The Amendment provides, among other things, as follows:

•	Primary Term. The Contract will now terminate on March 31, 2017 instead of February 1, 2018.

•	Payments. In order to compensate Rowan for amending the primary term of the Contract, Cobalt will make the following payments to Rowan:

¡	$45,000,000 on September 16, 2016;
¡	$31,326,281 on October 3, 2016; and
¡	$19,581,570 on March 31, 2017.

In addition, the early termination fee as provided for in the Contract shall not be payable by Cobalt.

•	Day Rates. Should Cobalt’s use of the drillship be ongoing after March 31, 2017, the operating rate for the drillship shall be reduced from $579,900 per day to $261,785 per day for the remaining operating days. In addition, Cobalt has the option to use the drillship or a comparable rig at a rate of $261,785 per day between March 31, 2017 and February 1, 2018.

•	Exclusive Commitment. Cobalt will provide Rowan a five-year commitment to utilize Rowan as its exclusive provider of drilling services at market rates, provided Rowan is able to provide the necessary equipment and services that are legally and operationally qualified to perform the drilling services on the schedule required by Cobalt.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such Amendment. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to the Drilling Contract for the Rowan Reliance, dated September 15, 2016, between Cobalt International Energy, L.P., Cobalt International Energy, Inc. and Rowan (UK) Reliance Limited

99.1	Press Release dated September 15, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2016

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Executive Vice President and General Counsel

EXHIBIT LISTING

Exhibit No.	Description

10.1	Amendment No. 2 to the Drilling Contract for the Rowan Reliance, dated September 15, 2016, between Cobalt International Energy, L.P., Cobalt International Energy, Inc. and Rowan (UK) Reliance Limited

99.1	Press Release dated September 15, 2016